UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22546

ClearBridge Energy Midstream Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2025

ITEM 1.	REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Annual Report
November 30, 2025

CLEARBRIDGE
ENERGY MIDSTREAM OPPORTUNITY FUND
INC. (EMO)

Fund objective
The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions.

The Fund seeks to achieve its objective by investing primarily in energy midstream entities.
What’s inside

II
ClearBridge Energy Midstream Opportunity Fund Inc.

Letter from the president

Dear Shareholder,
We are pleased to provide the annual report of ClearBridge Energy Midstream Opportunity Fund Inc. for the twelve-month reporting period ended November 30, 2025. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
December 31, 2025
ClearBridge Energy Midstream Opportunity Fund Inc.

III

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Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in energy midstream entities. Under normal market conditions, the Fund invests at least 80% of its managed assets in energy midstream entities including entities structured as both partnerships and corporations (the 80% policy).
For purposes of the 80% policy, the Fund considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
We currently focus primarily on investments in midstream entities with operations in crude oil, natural gas liquids and refined products infrastructure. We believe that the increased supply of domestic oil and natural gas liquids — due primarily to recent shale gas discoveries — makes midstream entities focused on these liquid products well positioned for long-term growth.
However, should macroeconomic energy, political, regulatory or tax considerations evolve, and other types of midstream entities become more attractive, we may look to invest in these new opportunities, subject to compliance with the Fund’s 80% policy.
ClearBridge Investments, LLC is the Fund’s subadviser. The portfolio managers primarily responsible for overseeing the day-to-day management of the Fund are Peter Vanderlee, CFA and Patrick J McElroy, CFA. Effective December 31, 2024, Chris Eades retired and stepped down as a member of the Fund’s portfolio management team.
Q. What were the overall market conditions during the Fund’s reporting period?
A. Overall risk sentiment was largely driven by a soft-landing mix of cooling inflation, resilient growth and a turn later in the period toward easier monetary policy, culminating in the U.S. Federal Reserve (Fed) starting to cut rates in September 2025 and lowering its benchmark rate twice again into year-end. Equity market leadership was dominated by AI/tech-linked mega cap companies, with the S&P 500 advancing 15% led by the communication services and information technology sectors. Against that backdrop, energy stocks lagged as crude prices were pressured by faster non-OPEC supply growth and slower demand growth expectations (even as geopolitics periodically tightened risk premia). Investor flows were tilted toward growth/AI rather than cyclicals1; the energy sector in the broad market S&P 500 returned -1.81% for the year, while the midstream Alerian MLP Index (the Index)i gained 3.55%.
1
Cyclicals consists of the following sectors: energy, financials, materials and industrials.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Fund overview (cont’d)
Q. How did we respond to these changing market conditions?
A. We maintained our focus on energy infrastructure businesses with: assets and operations used to transport, store and process crude oil, natural gas, natural gas liquids and refined products; low direct commodity price exposure and cash flows dependent on energy volumes, not price; limited exposure to depleting assets; long-term contracts; low maintenance capital requirements; strong balance sheets to finance future growth opportunities; inflation hedge attributes; and a strong growth outlook.
Performance review
For the twelve months ended November 30, 2025, ClearBridge Energy Midstream Opportunity Fund Inc. returned -4.83% based on its net asset value (NAV)ii and -1.28% based on its New York Stock Exchange (NYSE) market price per share. The Alerian MLP Index, a gauge of the total return of energy infrastructure master limited partnerships, returned 3.55% over the same time frame. The performance of the Index reflects no deduction for fees, expenses or taxes, or the impact from the use of leverage. The Fund invests both in securities structured as master limited partnerships and in corporations for federal income tax purposes, producing an asset allocation that generally differs significantly from the Index. The Fund’s higher allocation to corporations may produce differences in performance versus the Index.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $4.23 per share of which $3.42 will be treated as a return of capital for tax purposes. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2025. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2025
Price Per Share	12-Month Total Return*
$48.88 (NAV)	-4.83%†
$45.55 (Market Price)	-1.28%‡
All figures represent past performance and are not a guarantee of future results.
* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. Leading absolute contributors to performance included MPLX, Genesis Energy, Antero Midstream, Enbridge and TC Energy.
Q. What were the leading detractors from performance?
A. Leading absolute detractors from performance included ONEOK, Targa Resources, Energy Transfer, Hess Midstream and Brookfield Infrastructure Partners.
Q. Were there any significant changes to the Fund during the reporting period?
A. There were no significant changes to the Fund during the reporting period. Portfolio activity included the following: we exited Suburban Propane Partners, Aris Water Solutions and Brookfield Infrastructure Partners. Holding Sunoco LP completed its acquisition of Parkland, resulting in a new entity, SunocoCorp, replacing Sunoco LP.
Looking for additional information?
The Fund is traded under the symbol “EMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XEMOX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a monthly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Thank you for your investment in the ClearBridge Energy Midstream Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,

Peter Vanderlee, CFA
Portfolio Manager
ClearBridge Investments, LLC
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Fund overview (cont’d)

Patrick J McElroy, CFA
Portfolio Manager
ClearBridge Investments, LLC
December 16, 2025
RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks such as stock market risk, MLP and midstream entities risk, market events risk and portfolio management risk. MLP distributions are not guaranteed and there is no assurance that all distributions will be tax deferred. Investments in MLP securities and midstream entities are subject to unique risks. The Fund’s concentration of investments in energy related MLPs and midstream entities subjects it to the risks of MLPs, midstream entities and the energy sector, including the risks of declines in energy or commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in small-capitalization or illiquid securities, which can increase the risk and volatility of the Fund. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Portfolio holdings and breakdowns are as of November 30, 2025 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of total net assets) as of November 30, 2025 were: Targa Resources Corp. (12.7%), Energy Transfer LP (11.9%), MPLX LP (10.8%), Williams Cos. Inc. (9.6%), Western Midstream Partners LP (9.4%), ONEOK Inc. (8.7%), Enterprise Products Partners LP (8.0%), Kinder Morgan Inc. (7.4%), Enbridge Inc. (6.4%) and Antero Midstream Corp. (6.1%). Please refer to pages 9 through 10 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2025 were: oil, gas & consumable fuels (61.1%), diversified energy infrastructure (34.2%), gathering/processing (14.4%), oil/refined products (10.8%) and natural gas transportation & storage (3.2%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships (MLPs) and is calculated using a float-adjusted, capitalization-weighted methodology.
ii
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
 Important data provider notices and terms available at www.franklintempletondatasources.com.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
As of November 30, 2025
As of November 30, 2024
47.6
42.3
26.7
28.6
11.2
10.7
8.4
9.6
2.5
2.1
1.0
0.8
0.0
2.2
0.0
0.5
0.0
0.3
2.6
2.9
Oil, gas & consumable fuels
Diversified energy infrastructure
Gathering/processing
Oil/refined products
Natural gas transportation & storage
Liquids transportation & storage
Global infrastructure
Commercial services & supplies
Propane
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of November 30, 2025, and November 30, 2024. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 11/30/25	-4.83%
Five Years Ended 11/30/25	31.73
Ten Years Ended 11/30/25	3.80
Cumulative total returns[1]
11/30/15 through 11/30/25	45.23%

Market Price
Average annual total returns[2]
Twelve Months Ended 11/30/25	-1.28%
Five Years Ended 11/30/25	39.11
Ten Years Ended 11/30/25	4.51
Cumulative total returns[2]
11/30/15 through 11/30/25	55.39%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Fund performance (unaudited) (cont’d)
Historical performance
Value of $10,000 invested in
ClearBridge Energy Midstream Opportunity Fund Inc. vs. Alerian MLP Index† — November 2015 - November 2025

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
†
Hypothetical illustration of $10,000 invested in ClearBridge Energy Midstream Opportunity Fund Inc. on November 30, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through November 30, 2025. The hypothetical illustration also assumes a $10,000 investment in the Alerian MLP Index. The Alerian MLP Index (the “Index”) is a composite of the 50 most prominent energy master limited partnerships (MLPs) and is calculated using a float-adjusted, capitalization-weighted methodology. The Index is unmanaged. Please note that an investor cannot invest directly in an index.
The performance of the Index reflects no deduction for fees, expenses or taxes, or the impact from the use of leverage.

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Schedule of investments
November 30, 2025
 ClearBridge Energy Midstream Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares/Units	Value
Master Limited Partnerships — 63.9%
Diversified Energy Infrastructure — 34.2%
Energy Transfer LP	6,973,259	$116,523,158
Enterprise Products Partners LP	2,378,260	77,864,232
Genesis Energy LP	2,897,883	45,177,996
Plains All American Pipeline LP	2,670,671	46,496,382
Plains GP Holdings LP, Class A Shares	2,614,816	48,478,689 *
Total Diversified Energy Infrastructure		334,540,457
Gathering/Processing — 14.4%
Hess Midstream LP, Class A Shares	1,465,985	49,374,375
Western Midstream Partners LP	2,332,943	91,754,648
Total Gathering/Processing		141,129,023
Liquids Transportation & Storage — 1.3%
Delek Logistics Partners LP	279,818	12,826,857
Natural Gas Transportation & Storage — 3.2%
Cheniere Energy Partners LP	561,873	30,622,079
Oil/Refined Products — 10.8%
MPLX LP	1,946,431	105,749,596

Total Master Limited Partnerships (Cost — $531,641,888)		624,868,012
	Shares
Common Stocks — 61.1%
Energy — 61.1%
Oil, Gas & Consumable Fuels — 61.1%
Antero Midstream Corp.	3,305,098	59,524,815
DT Midstream Inc.	195,705	23,770,329
Enbridge Inc.	1,276,573	62,271,231
Kinder Morgan Inc.	2,669,954	72,943,143
ONEOK Inc.	1,173,728	85,470,873
SunocoCorp LLC	409,772	21,619,571 *
Targa Resources Corp.	710,170	124,499,903
TC Energy Corp.	994,172	54,401,092
Williams Cos. Inc.	1,536,493	93,618,518

Total Common Stocks (Cost — $489,000,080)		598,119,475
Total Investments before Short-Term Investments (Cost — $1,020,641,968)		1,222,987,487
See Notes to Financial Statements.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 ClearBridge Energy Midstream Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Shares	Value
Short-Term Investments — 3.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $32,822,946)	3.762%	32,822,946	$32,822,946 (a)
Total Investments** — 128.4% (Cost — $1,053,464,914)			1,255,810,433
Mandatory Redeemable Preferred Stock, at Liquidation Value — (7.0)%			(68,200,265)
Other Liabilities in Excess of Other Assets — (21.4)%			(209,217,174)
Total Net Assets Applicable to Common Shareholders — 100.0%			$978,392,994

*	Non-income producing security.
**	The entire portfolio is subject to a lien, granted to the lender and Senior Note holders, to the extent of the borrowings outstanding and any additional expenses.
(a)	Rate shown is one-day yield as of the end of the reporting period.
See Notes to Financial Statements.

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Statement of assets and liabilities
November 30, 2025

Assets:
Investments, at value (Cost — $1,053,464,914)	$1,255,810,433
Cash	11,366
Income tax receivable	8,284,348
Dividends and distributions receivable	731,829
Money market fund distributions receivable	115,235
Prepaid expenses	81,022
Total Assets	1,265,034,233
Liabilities:
Loan payable (Note 5)	134,000,000
Mandatory Redeemable Preferred Stock ($35 liquidation value per share; 1,948,579 shares issued and outstanding) (net of deferred offering costs of $896,171) (Note 7)	67,304,094
Deferred tax liability (Note 14)	58,344,440
Senior Secured Notes (net of deferred debt issuance and offering costs of $45,699) (Note 6)	17,445,095
Distributions payable	7,205,266
Investment management fee payable	915,950
Interest and commitment fees payable	440,786
Distributions payable to Mandatory Redeemable Preferred Stockholders	188,440
Payable for securities purchased	99,460
Directors’ fees payable	9,295
Accrued expenses	688,413
Total Liabilities	286,641,239
Total Net Assets Applicable to Common Shareholders	$978,392,994
Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 20,014,627 shares issued and outstanding; 98,051,421 common shares authorized)	$20,015
Paid-in capital in excess of par value	866,250,357
Total distributable earnings (loss), net of income taxes	112,122,622
Total Net Assets Applicable to Common Shareholders	$978,392,994
Common Shares Outstanding	20,014,627
Net Asset Value Per Common Share	$48.88
See Notes to Financial Statements.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Statement of operations
For the Year Ended November 30, 2025

Investment Income:
Dividends and distributions	$71,083,977
Return of capital (Note 1(h))	(47,435,046)
Net Dividends and Distributions	23,648,931
Money market fund distributions	1,891,509
Less: Foreign taxes withheld	(745,965)
Total Investment Income	24,794,475
Expenses:
Investment management fee (Note 2)	12,088,244
Interest expense (Notes 5 and 6)	9,789,191
Distributions to Mandatory Redeemable Preferred Stockholders (Notes 1 and 7)	5,015,783
Legal fees	1,290,374
Commitment fees (Note 5)	392,605
Directors’ fees	335,724
Audit and tax fees	305,758
Shareholder reports	260,961
Amortization of preferred stock offering costs (Note 7)	217,393
Transfer agent fees	144,209
Fund accounting fees	76,792
Amortization of debt issuance and offering costs (Note 6)	64,615
Rating agency fees	22,990
Stock exchange listing fees	12,497
Franchise taxes	8,754
Insurance	7,101
Custody fees	5,368
Miscellaneous expenses	122,771
Total Expenses	30,161,130
Less: Fee waivers and/or expense reimbursements (Note 2)	(920,499)
Net Expenses	29,240,631
Net Investment Loss, before income taxes	(4,446,156)
Net current and deferred tax benefit (Note 14)	2,135,754
Net Investment Loss, net of income taxes	(2,310,402)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 14):
Net Realized Gain (Loss) From:
Investment transactions	29,188,162
Foreign currency transactions	(4,927)
Net Realized Gain, before income taxes	29,183,235
Current and deferred tax expense (Note 14)	(7,476,636)
Net Realized Gain, net of income taxes	21,706,599
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(70,531,353)
Foreign currencies	3,348
Change in Net Unrealized Appreciation (Depreciation), before income taxes	(70,528,005)
Deferred tax benefit (Note 14)	15,647,980
Change in Net Unrealized Appreciation (Depreciation), net of income taxes	(54,880,025)
Net Loss on Investments and Foreign Currency Transactions, net of income taxes	(33,173,426)
Decrease in Net Assets Applicable to Common Shareholders From Operations	$(35,483,828)
See Notes to Financial Statements.

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2025	2024
Operations:
Net investment loss, net of income taxes	$(2,310,402)	$(6,432,741)
Net realized gain, net of income taxes	21,706,599	118,777,372
Change in net unrealized appreciation (depreciation), net of income taxes	(54,880,025)	182,916,209
Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	(35,483,828)	295,260,840
Distributions to Common Shareholders From (Note 1):
Dividends	(15,169,627)	(39,427,037)
Return of capital	(63,088,598)	—
Decrease in Net Assets From Distributions to Common Shareholders	(78,258,225)	(39,427,037)
Fund Share Transactions:
Net proceeds from sale of shares from rights offering (1,824,401 and 0 shares issued, respectively) (Note 13)	76,724,669 †	—
Cost of shares repurchased through tender offer (0 and 6,393,645 shares repurchased, respectively) (Notes 1(l) and 12)	—	(286,776,077)‡
Net assets of shares issued in connection with merger (0 and 11,796,650 shares issued, respectively) (Note 11)	—	550,856,335
Cost of aggregate fractional shares repurchased (0 and 70 aggregate fractional shares repurchased, respectively) (Note 11)	—	(3,261)
Increase in Net Assets From Fund Share Transactions	76,724,669	264,076,997
Increase (Decrease) in Net Assets Applicable to Common Shareholders	(37,017,384)	519,910,800
Net Assets Applicable to Common Shareholders:
Beginning of year	1,015,410,378	495,499,578
End of year	$978,392,994	$1,015,410,378

†	Net of rights offering costs of $100,857.
‡	Including the excise tax of $2,578,557 on shares repurchased.
See Notes to Financial Statements.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Statement of cash flows
For the Year Ended November 30, 2025

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(35,483,828)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(168,411,999)
Sales of portfolio securities	238,467,470
Net purchases, sales and maturities of short-term investments	8,341,921
Return of capital	47,435,046
Securities litigation proceeds	2,384
Decrease in dividends and distributions receivable	298,044
Decrease in money market fund distributions receivable	31,977
Increase in prepaid expenses	(51,218)
Increase in income tax receivable	(7,206,899)
Increase in payable for securities purchased	99,460
Amortization of preferred stock offering costs	217,393
Amortization of debt issuance and offering costs	64,615
Decrease in investment management fee payable	(18,119)
Increase in Directors’ fees payable	4,978
Decrease in interest and commitment fees payable	(799,085)
Decrease in income tax payable	(5,184,775)
Decrease in distributions payable to Mandatory Redeemable Preferred Stockholders	(44,926)
Decrease in deferred tax liability	(11,497,584)
Decrease in excise tax payable (Notes 1(l) and 7)	(364,000)
Decrease in accrued expenses	(71,706)
Net realized gain on investments	(29,188,162)
Change in net unrealized appreciation (depreciation) of investments	70,531,353
Net Cash Provided in Operating Activities*	107,172,340
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(77,055,734)
Proceeds from loan facility borrowings	10,000,000
Repayment of Senior Secured Notes at maturity	(46,027,220)
Repayment of loan facility borrowings	(40,000,000)
Proceeds from sale of shares from rights offering	76,724,669
Redemption of Mandatory Redeemable Preferred Stock	(24,200,155)
Payment for excise tax on shares repurchased	(6,602,534)
Net Cash Used by Financing Activities	(107,160,974)
Net Increase in Cash and Restricted Cash	11,366
Cash and restricted cash at beginning of year	—
See Notes to Financial Statements.

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Cash and restricted cash at end of year	$11,366

*
Included in operating expenses is $10,980,881 paid for interest and commitment fees on borrowings, $5,060,709 paid for distributions to Mandatory Redeemable Preferred Stockholders and $13,582,160 paid for income taxes, net of refunds, if any.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.
November 30, 2025
Cash	$11,366
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$11,366
See Notes to Financial Statements.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended November 30:
	2025[1]	2024[1]	2023[1]	2022[1]	2021[1]
Net asset value, beginning of year	$55.82	$38.75	$35.97	$26.53	$17.13
Income (loss) from operations:
Net investment loss	(0.13)	(0.51)	(0.69)	(0.43)	(0.36)
Net realized and unrealized gain (loss)	(2.12)	20.58	5.80	11.65	11.01
Total income (loss) from operations	(2.25)	20.07	5.11	11.22	10.65
Less distributions to common shareholders from:
Dividends	(0.81)	(3.00)	(2.37)	(1.92)	(0.54)
Return of capital	(3.42)	—	—	—	(0.93)
Total distributions to common shareholders	(4.23)	(3.00)	(2.37)	(1.92)	(1.47)
Anti-dilutive impact of repurchase plan	—	—	0.04 [4]	0.14 [4]	0.22 [4]
Dilutive impact of rights offering	(0.46)[5]	—	—	—	—
Anti-dilutive impact of tender offer	—	0.00 [6,7]	—	—	—
Net asset value, end of year	$48.88	$55.82	$38.75	$35.97	$26.53
Market price, end of year	$45.55	$50.49	$34.50	$30.43	$21.65
Total return, based on NAV[8,9]	(4.83)%[10]	53.78%[11]	15.15%	43.33%	64.18%
Total return, based on Market Price[12]	(1.28)%	57.31%	22.27%	50.20%	82.70%
Net assets applicable to common shareholders, end of year (millions)	$978	$1,015	$495	$465	$350
Ratios to average net assets:
Management fees	1.29%	1.34%	1.47%	1.44%	1.41%
Other expenses	1.93	2.57	3.24	1.70	1.68
Subtotal	3.22	3.91	4.71	3.14	3.09
Income tax expenses	— [15]	9.99	0.04	0.11	— [15]
Total gross expenses	3.22 [10]	13.90 [11]	4.75 [16]	3.25	3.09
Total net expenses	3.12 [10,17]	13.81 [11,17]	4.68 [16,17]	3.18 [17]	3.03 [17]
Net investment income (loss), net of income taxes	(0.25)[10]	(1.13)[11]	(2.00)	(1.31)	(1.43)
Portfolio turnover rate	14%	158%	91%	60%	37%
See Notes to Financial Statements.

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

For a common share of capital stock outstanding throughout each year ended November 30:
	2025[1]	2024[1]	2023[1]	2022[1]	2021[1]
Supplemental data:
Loan and Debt Issuance Outstanding, End of Year (000s)	$151,491	$227,518	$165,327	$152,302	$124,104
Asset Coverage Ratio for Loan and Debt Issuance Outstanding[18]	791%	587%	431%	439%	417%
Asset Coverage, per $1,000 Principal Amount of Loan and Debt Issuance Outstanding[18]	$7,909	$5,869	$4,311	$4,391	$4,170
Weighted Average Loan and Debt Issuance (000s)	$189,422	$144,089	$158,676	$148,414	$95,983
Weighted Average Interest Rate on Loan and Debt Issuance	5.10%	5.82%	5.67%	2.87%	2.48%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Year (000s)	$68,200	$92,400	$51,900	$51,900	$43,100
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[20]	545%	417%	328%	328%	309%
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[20]	—	—	$328,102	$327,511	$309,498
Asset Coverage, per $35 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[20]	$191	$146	—	—	—
Asset Coverage, per $30 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[20]	—	—	$98	$98	—
See Notes to Financial Statements.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Financial highlights (cont’d)

For a common share of capital stock outstanding throughout each year ended November 30:
	2020[1,2,3]	2019[1,2,3]	2018[1,2,3]	2017[1,2,3]	2016[1,2,3]
Net asset value, beginning of year	$43.75	$51.35	$56.85	$69.20	$76.25
Income (loss) from operations:
Net investment income (loss)	(1.07)	(0.70)	0.30	(1.00)	(2.00)
Net realized and unrealized gain (loss)	(23.54)	(2.30)	0.60 †	(4.95)	1.35
Total income (loss) from operations	(24.61)	(3.00)	0.90	(5.95)	(0.65)
Less distributions to common shareholders from:
Dividends	—	(1.70)	(1.60)	—	—
Return of capital	(2.13)	(2.90)	(4.80)	(6.40)	(6.40)
Total distributions to common shareholders	(2.13)	(4.60)	(6.40)	(6.40)	(6.40)
Anti-dilutive impact of repurchase plan	0.12 [4]	—	—	—	—
Dilutive impact of rights offering	—	—	—	—	—
Anti-dilutive impact of tender offer	—	—	—	—	—
Net asset value, end of year	$17.13	$43.75	$51.35	$56.85	$69.20
Market price, end of year	$12.70	$38.10	$46.15	$52.35	$64.15
Total return, based on NAV[8,9]	(57.35)%	(6.57)%	0.67%	(9.34)%	0.68%
Total return, based on Market Price[12]	(62.74)%	(8.15)%	(0.87)%	(9.54)%	(2.83)%
Net assets applicable to common shareholders, end of year (millions)	$238	$628	$736	$355	$432
Ratios to average net assets:
Management fees	1.52%	1.50%	1.49%	1.43%	1.43%
Other expenses	3.65 [13]	2.16	2.12	1.72	2.65 [14]
Subtotal	5.17 [13]	3.66	3.61	3.15	4.08 [14]
Income tax expenses	1.32	— [15]	— [15]	— [15]	0.10
Total gross expenses	6.49 [13]	3.66	3.61	3.15	4.18 [14]
Total net expenses	6.42 [13,17]	3.59 [17]	3.60 [17]	3.15	4.18 [14]
Net investment income (loss), net of income taxes	(4.71)[13]	(1.37)	0.52	(1.45)	(3.12)[14]
Portfolio turnover rate	19%	29%	14%	16%	23%
See Notes to Financial Statements.

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

For a common share of capital stock outstanding throughout each year ended November 30:
	2020[1,2,3]	2019[1,2,3]	2018[1,2,3]	2017[1,2,3]	2016[1,2,3]
Supplemental data:
Loan and Debt Issuance Outstanding, End of Year (000s)	$55,104	$278,500	$343,000	$158,000	$147,000
Asset Coverage Ratio for Loan and Debt Issuance Outstanding[18]	609%	343%	329%	339%	409%
Asset Coverage, per $1,000 Principal Amount of Loan and Debt Issuance Outstanding[18]	$6,094	$3,426	$3,286	$3,390	$4,093
Weighted Average Loan and Debt Issuance (000s)	$122,617	$318,462	$163,197	$157,819	$137,883
Weighted Average Interest Rate on Loan and Debt Issuance	6.14%[19]	3.83%	3.51%	3.32%	4.38%[19]
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Year (000s)	$43,100	$48,000	$48,000	$23,000	$23,000
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[20]	342%	292%	288%	296%	354%
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[20]	$341,958	$292,258	$288,277	$295,913	$353,918
Asset Coverage, per $35 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[20]	—	—	—	—	—
Asset Coverage, per $30 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[20]	—	—	—	—	—

See Notes to Financial Statements.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Financial highlights (cont’d)
†
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[1]	Per share amounts have been calculated using the average shares method.
[2]	Audited, but not covered by the current report of the independent registered public accounting firm.
[3]	On July 28, 2020, the Fund completed a 1-for-5 reverse stock split. Prior year per share amounts have been restated to reflect the impact of the reverse stock split.
[4]
The repurchase plan was completed at an average repurchase price of $28.70 for 130,000 shares and $3,730,554 for the year ended November 30, 2023, $25.30 for 284,640 shares and $7,201,095 for the year ended November 30,
2022, $17.25 for 665,383 shares and $11,481,173 for the year ended November 30, 2021 and $9.32 for 579,300 shares and $5,398,982 for the year ended November 30, 2020.

[5]	The rights offering was completed at a price of $42.11 for 1,824,401 shares and $76,825,526 for the year ended November 30, 2025.
[6]	Amount represents less than $0.005 or greater than $(0.005) per share.
[7]	The tender offer was completed at a price of $44.45 for 6,393,645 shares and $284,197,520 for the year ended November 30, 2024.
[8]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[9]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[10]
Ratios and total return for the year ended November 30, 2025, include certain non-recurring fees incurred by the
Fund during the period. Without these items, the gross and net expense ratios and the net investment loss ratio would have been 3.17%, 3.07% and (0.19)%, respectively, and total return based on NAV would have been
(4.77)%.

[11]
Ratios and total return for the year ended November 30, 2024, include certain non-recurring fees incurred by the
Fund during the period. Without these items, the gross and net expense ratios and the net investment loss ratio would have been 13.69%, 13.60% and (0.98)%, respectively, and total return based on NAV would have been
53.92%.

[12]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[13]
Includes non-recurring prepayment penalties, the write-off of debt issuance and offering costs and the write-off of preferred stock offering costs recognized during the period totaling 0.92% of average net assets.

[14]	Includes non-recurring prepayment penalties and the write-off of debt issuance and offering costs recognized during the period totaling 0.66% of average net assets.
[15]
For the years ended November 30, 2025, 2021, 2019, 2018 and 2017, the net income tax benefit was 1.10%,
0.19%, 0.88%, 3.08% and 4.20%, respectively. The net income tax benefit is not reflected in the Fund’s expense ratios.

[16]
Included in the expense ratios are certain non-recurring legal and transfer agent fees that were incurred by the
Fund during the period. Without these fees, the gross and net expense ratios would have been 4.57% and 4.49%, respectively.

[17]	Reflects fee waivers and/or expense reimbursements.
[18]
Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and debt issuance outstanding at the end of the period.

[19]	Includes prepayment penalties recognized during the period.
[20]
Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan, debt issuance and mandatory redeemable preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on April 5, 2011 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors (the “Board”) authorized 98,051,421 shares of $0.001 par value common stock. The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions. There can be no assurance that the Fund will achieve its investment objective.
The Fund seeks to achieve its objective by investing primarily in energy midstream entities. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in energy midstream entities including entities structured as both partnerships and corporations (the 80% policy). For purposes of the 80% policy, the Fund considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Board.
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Master Limited Partnerships	$624,868,012	—	—	$624,868,012
Common Stocks	598,119,475	—	—	598,119,475
Total Long-Term Investments	1,222,987,487	—	—	1,222,987,487
Short-Term Investments†	32,822,946	—	—	32,822,946
Total Investments	$1,255,810,433	—	—	$1,255,810,433

†	See Schedule of Investments for additional detailed categorizations.
(b) Net asset value. The Fund determines the net asset value of its common stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of common stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings, interest payables and the aggregate liquidation value (i.e., $35 per outstanding share) of the Mandatory Redeemable Preferred Stock (“MRPS”)), net of income taxes, by the total number of shares of common stock outstanding.
(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.
(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(f) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.
(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(h) Return of capital estimates.  Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
For the year ended November 30, 2025, the Fund estimated that approximately 70% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $50,066,559 of dividends and distributions received from its investments.
Additionally, the Fund updated the return of capital estimates from the year ended November 30, 2024 based on actual amounts subsequently reported to the Fund. This resulted in an increase of $2,631,513 in net dividends and distributions received from investments.
(i) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
(j) Distributions to shareholders. Distributions to common shareholders are declared quarterly and paid on a monthly basis, and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common shareholders will be either a dividend (ordinary income), distribution (return of capital) or combination of both. This estimate is based on the Fund’s operating results during the year. The Fund has generated sufficient current year earnings and profits for tax purposes from gains realized on the sale of its MLP investments such that 19% of the distributions paid during the current year will be treated as dividend income. Because the Fund is taxed as a “C” Corporation, the distributions paid by the Fund are considered to be dividend income to the extent that the distributions are paid out of the Fund’s current net income and realized capital gains. The actual tax characterization of the common stock distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.
Distributions to holders of MRPS are accrued on a daily basis as described in Note 7 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as a dividend (ordinary income) or distribution (return of capital) similar to the treatment of distributions made to common shareholders as described above. The Fund anticipates that 100% of its current year distributions to the MRPS shareholders will be treated as dividend income. The actual tax characterization of the MRPS distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.
The tax character of the distributions for both common and MRPS shareholders were 100% dividend income for the year ended November 30, 2024.
(k) Compensating balance arrangements. The Fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees was paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Effective April 1, 2025, any cash on deposit with the bank will earn interest and be recognized as interest income on the Statement of Operations.
(l) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay tax, as well as interest and penalties, in connection with such an adjustment.
Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and book basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and, as

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryforwards. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by management of the Fund based on FASB, Accounting Standards Codification Topic 740, Income Taxes (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future allocations of taxable income and future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that net operating losses, capital losses and tax credit carryforwards may expire unused.
A 1% non-deductible excise tax is imposed on the aggregate fair market value of stock repurchased by the Fund during a taxable year, subject to certain adjustments. The excise tax is applicable for repurchases after December 31, 2022 and applies to both common stock (open market and tender offers) and MRPS redemptions.
For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income and gains allocable from the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the current and deferred tax liabilities.
The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The 2021 through 2024 tax years remain open and subject to examination by tax jurisdictions.
(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss), Net of Income Taxes	Paid-in Capital in Excess of Par Value
(a)	$108,411,262	$(108,411,262)
(a)
Reclassifications are due to the expiration of a capital loss carryforward.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. FTFA and ClearBridge are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
Under the investment management agreement, the Fund pays FTFA an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.
FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, FTFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.
During periods in which the Fund utilizes financial leverage, the fees paid to FTFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
Effective March 1, 2021, FTFA implemented a voluntary investment management fee waiver of 0.05% that continued through May 31, 2025. An additional waiver of the investment management fee of 0.05% was implemented in connection with the reorganization effective September 9, 2024 (see Note 11) for a one-year period or for as long as necessary to ensure the Fund only bears one half of the merger-related expenses.
During the year ended November 30, 2025, fees waived and/or expenses reimbursed amounted to $920,499.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the year ended November 30, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$168,411,999
Sales	238,467,470
4. Derivative instruments and hedging activities
During the year ended November 30, 2025, the Fund did not invest in derivative instruments.
5. Loan
The Fund has a revolving credit agreement with The Bank of Nova Scotia (“Credit Agreement”), which allows the Fund to borrow up to an aggregate amount of $305,000,000 ($250,000,000 effective December 10, 2025). The Credit Agreement is subject to a scheduled commitment termination date of December 9, 2026 (previously, December 10, 2025). The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of the current commitment amount. The interest on the loan is calculated at a variable rate based on adjusted Term SOFR plus any applicable margin. Securities held by the Fund are

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

subject to a lien, granted to The Bank of Nova Scotia, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. At November 30, 2025, the Fund had $134,000,000 of borrowings outstanding per the Credit Agreement. Interest expense related to this loan for the year ended November 30, 2025 was $8,216,026. For the year ended November 30, 2025, the Fund incurred commitment fees of $392,605. For the year ended November 30, 2025, the average daily loan balance was $150,109,589 and the weighted average interest rate was 5.40%.
6. Senior secured notes
At November 30, 2025, the Fund had $17,490,794 aggregate principal amount of fixed-rate senior secured notes (“Senior Notes”) outstanding. Interest expense related to the Senior Notes for the year ended November 30, 2025 was $1,573,164. Costs incurred by the Fund in connection with the Senior Notes are recorded as a deferred charge and are amortized over the life of the notes. Securities held by the Fund are subject to a lien, granted to the Senior Notes holders, to the extent of the borrowings outstanding and any additional expenses. The Senior Notes holders and the lender have equal access to the lien (See Note 5).
On February 7, 2025, Series C Senior Notes in the amount of $10,075,124 matured.
On March 28, 2025, Series I Senior Notes in the amount of $11,660,032 matured.
On June 6, 2025, Series K Senior Notes in the amount of $9,326,837 matured.
On June 11, 2025, Series M Senior Notes in the amount of $4,663,418 matured.
On October 15, 2025, Series H Senior Notes in the amount of $10,301,809 matured.
The table below summarizes the key terms of each series of Senior Notes at November 30, 2025.

Security	Amount	Rate	Maturity	Estimated Fair Value
Senior secured notes:
Series E	$950,483	3.76%	August 26, 2026	$939,783
Series J	2,363,520	3.76%	August 26, 2026	2,336,912
Series L	2,984,588	4.20%	April 30, 2026	2,958,349
Series N	4,663,418	3.56%	June 11, 2027	4,552,234
Series O	6,528,785	3.76%	June 11, 2030	6,152,040
	$17,490,794			$16,939,318
The Senior Notes are not listed on any exchange or automated quotation system. The estimated fair value of the Senior Notes was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
maturity, terms and structure. The Senior Notes are categorized as Level 3 within the fair value hierarchy.
7. Mandatory redeemable preferred stock
At November 30, 2025, the Fund had 1,948,579 shares of fixed rate MRPS outstanding with an aggregate liquidation value of $68,200,265. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS.
On June 11, 2025, which was the scheduled redemption date, the Fund redeemed 457,143 shares of Series N MRPS at a liquidation value of $16,000,005 plus any accumulated unpaid dividends.
On June 11, 2025, which was the scheduled redemption date, the Fund redeemed 234,290 shares of Series O MRPS at a liquidation value of $8,200,150 plus any accumulated unpaid dividends.
There is no excise tax liability applicable to the MRPS redemptions in fiscal year 2025 because the fair market value of the share issuance during the year exceeded the value of the redemptions.
The table below summarizes the key terms of each series of the MRPS at November 30, 2025.

Series	Term Redemption Date	Rate	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value	Estimated Fair Value
Series J	7/23/2026	4.55%	200,001	$35	$7,000,035	$6,940,857
Series L	11/17/2032	7.28%	485,719	35	17,000,165	18,281,238
Series M	11/17/2029	7.12%	314,286	35	11,000,010	11,648,279
Series P	6/11/2027	4.26%	234,286	35	8,200,010	8,036,235
Series Q	11/17/2029	7.12%	428,572	35	15,000,020	15,884,023
Series R	11/17/2032	7.28%	285,715	35	10,000,025	10,753,592
					$68,200,265	$71,544,224
The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.
Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by a nationally recognized statistical ratings organization (“NRSRO”) then providing a rating, the applicable dividend rate will increase by 0.5% to 4.0% according to a predetermined schedule.
The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the make

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

whole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at least 225% or, if applicable, is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption and penalties under certain provisions.
The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and, if applicable, rating agency requirements.
The holders of each series of the MRPS have one vote for every $35 of liquidation preference held, i.e., one vote per share. Holders of MRPS vote together with the holders of common stock of the Fund as a single class, except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.
8. Distributions to common shareholders subsequent to November 30, 2025
The following distributions to common shareholders have been declared by the Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/20/2025	12/1/2025	$0.3600
12/23/2025	12/31/2025	$0.3600
1/23/2026	1/30/2026	$0.3600
2/20/2026	2/27/2026	$0.3600
9. Stock repurchase program
On November 16, 2015, the Fund announced that the Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. On July 29, 2022, the Fund announced that the Board had authorized the amendment of the Fund’s repurchase program under which the Fund may continue to repurchase in the open market up to an additional 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to continue to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.
During the year ended November 30, 2025, and the year ended November 30, 2024, the Fund did not repurchase any shares under this repurchase program.

Since the commencement of the stock repurchase program through November 30, 2025, the Fund repurchased 1,659,323 shares or 10.85% of its common shares outstanding for a total amount of $27,811,805.
10. Capital shares
The Fund filed a registration statement with the Securities and Exchange Commission, effective August 14, 2025, authorizing the Fund to offer and sell shares of common stock having an aggregate offering price of up to $400,000,000 (“Shelf Registration”). Under the
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
equity shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the net proceeds from the sale of shares on the Statement of Changes in Net Assets, if applicable. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed.
11. Transfer of net assets
Effective September 9, 2024, the Fund acquired the assets and certain liabilities of ClearBridge MLP and Midstream Fund Inc. and ClearBridge MLP and Midstream Total Return Fund Inc. (the “Acquired Funds”), pursuant to a plan of reorganization approved by the Board of both the Acquired Funds and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Funds and the Fund on the date of the transfer were as follows:

Acquired Funds	Shares Issued by the Fund	Total Net Assets of the Acquired Funds	Total Net Assets of the Fund
ClearBridge MLP and Midstream Fund Inc.	8,329,384	$388,949,064	$298,557,641
ClearBridge MLP and Midstream Total Return Fund Inc.	3,467,266	$161,907,271
As part of the reorganization, for each share they held, shareholders of ClearBridge MLP and Midstream Fund Inc. and ClearBridge MLP and Midstream Total Return Fund Inc. received 1.112539 and 1.006926 common shares of the Fund, respectively. The Fund did not issue any fractional shares to shareholders of the Acquired Funds. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Funds in proportion to their fractional shares.
The total net assets of the Acquired Funds before the acquisitions included total distributable earnings, net of income taxes, of $44,167,187. Total net assets of the Fund immediately after the transfer were $849,413,976. The transaction was structured to qualify as a tax-free reorganization under the Code.
Pro forma results of operations of the combined entity for the entire year ended November 30, 2024, as though the acquisitions had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Unaudited
Net investment loss, net of income taxes	$(11,774,894)
Net realized gain, net of income taxes	322,337,023
Change in net unrealized appreciation, net of income taxes	153,306,589
Increase in net assets from operations	$463,868,718
Because the combined investment portfolios have been managed as a single portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

and earnings of the Acquired Funds that have been included in the Fund’s accompanying Statement of Operations since the open of business on September 9, 2024.
In connection with the closing of the reorganization, the Fund issued and delivered to each of the Acquired Funds’ MRPS holders newly issued shares of the Fund’s MRPS with the same aggregate liquidation preference and terms as their MRPS that were issued and outstanding immediately before the date of the acquisitions. The liquidation preference per share for the Fund’s newly issued MRPS is $35 per share. The Fund issued a corresponding number of MRPS so that the aggregate liquidation preference for the replaced MRPS of the Acquired Funds remains the same. The Fund also amended its MRPS that were outstanding prior to the closing of the reorganization to align the voting rights of all of the Fund’s outstanding preferred stock so that each preferred stockholder will have one vote for every $35 of liquidation preference (i.e. one vote per share) following the reorganization. No fractional MRPS were issued to the Acquired Funds’ holders as a result of the reorganization. The Fund rounded up to the next whole share instead of issuing fractional shares of MRPS.
12. Tender offer
On December 26, 2023, the Fund announced that the Fund, among other affiliated funds, entered into an agreement with Saba Capital Management, L.P. (“Saba”) and certain associated parties (the “Settlement Agreement”). During the effective period of the Settlement Agreement, Saba agreed to (1) be bound by the terms of the Settlement Agreement, including certain standstill covenants, and (2) vote its Shares (as defined below) on all proposals submitted to stockholders in accordance with the recommendation of the Board.
Under the Settlement Agreement, the Fund agreed to conduct a tender offer for up to 50% of the Fund’s outstanding shares of common stock (“Shares”) at a price per share equal to 100% of the Fund’s net asset value on the day on which the tender offer expired (“Tender Offer”).
The Fund commenced the Tender Offer on May 21, 2024.
On June 20, 2024, the Tender Offer expired. A total of 7,259,865 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 6,393,645 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the Tender Offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 88.08% of Shares for each stockholder who properly tendered shares were accepted for payment. The Shares accepted for tender were repurchased at a price of $44.45 equal to 100% of the per Share net asset value, as of the close of the regular trading session of the NYSE on June 20, 2024. An excise tax of $2,578,557 was accrued in connection with the 6,393,645 Shares repurchased calculated based on the Fund’s market close price on that date.
Payment for such Shares was made on June 25, 2024. Shares that were not tendered will remain outstanding.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
13. Rights offering
On September 2, 2025, the Fund announced that the Fund’s Board had approved a transferable rights offering (the “Offer”) to common stockholders to purchase additional shares of common stock of the Fund. Each stockholder was entitled to receive one transferable right (the “Right”) for each share of common stock held on September 12, 2025 (the “Record Date”). Three Rights were required to purchase one additional share of common stock; however, stockholders who held fewer than three shares of common stock on the Record Date were entitled to subscribe for one additional share of common stock. Fractional shares were not issued upon the exercise of the Rights. The Offer expired at 5:00 PM Eastern Time on October 10, 2025 (the “Expiration Date”). The final subscription price per share of common stock (the “Subscription Price”) was determined based upon a formula equal to 92.5% of the average of the last reported sales price per share of the Fund’s common stock on the NYSE on the Expiration Date and each of the four preceding trading days (the “Formula Price”). If, however, the Formula Price was less than 90% of the net asset value per share of common stock at the close of trading on the NYSE on the Expiration Date, then the Subscription Price was 90% of the Fund’s net asset value per share of common stock at the close of trading on the NYSE on that day. The Subscription Price per share of common stock was $42.11, which was 90% of the Fund’s net asset value per share of common stock at the close of trading on the NYSE on the Expiration Date. The Offer resulted in the issuance of 1,824,401 shares of common stock and gross proceeds of $76,825,526. The shares of common stock subscribed were issued on October 17, 2025.
14. Income taxes
The Fund’s current and deferred income tax provisions for the respective categories on the Statement of Operations are as follows:

	Net Investment Loss	Net Realized Gain	Change in Net Unrealized Depreciation	Total
Current tax expense (benefit)	$388,029	$802,457	—	$1,190,486
Deferred tax expense (benefit)	(2,523,783)	6,674,179	$(15,647,980)	(11,497,584)
Total tax expense (benefit)	$(2,135,754)	$7,476,636	$(15,647,980)	$(10,307,098)
The Fund’s federal and state income tax provisions consist of the following:

	Federal	State	Total
Current tax expense (benefit)	$1,830,910	$(640,424)	$1,190,486
Deferred tax expense (benefit)	(11,008,411)	(489,173)	(11,497,584)
Total tax expense (benefit)	$(9,177,501)	$(1,129,597)	$(10,307,098)
Total income taxes have been computed by applying the U.S. federal statutory income tax rate of 21% plus a blended net state income tax rate of 0.8%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).
During the year, the Fund’s combined federal and state income tax rate decreased from 21.9% to 21.8% due to changes in the composition of the MLP portfolio of investments and the enactment of lower tax rates in various state tax jurisdictions where the Fund’s MLP

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

investments have a significant presence. The remeasuring of the Fund’s net deferred tax liability to a lower tax rate resulted in the additional income tax benefit and corresponding increase in the Fund’s effective tax rate (as there is a loss in net assets from operations before taxes) as outlined below.
The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gains (losses) before income taxes as follows:

Provision at statutory rates	21.00%	$(9,616,094)
State taxes, net of federal tax benefit	0.80%	(366,327)
Non-deductible distributions on MRPS	(2.49)%	1,140,832
Dividends received deduction	3.69%	(1,687,761)
Change in valuation allowance	57.13%	(26,162,580)
Change in blended state tax rate from 0.9% to 0.8%	0.45%	(204,397)
Expiration of capital loss carryforward	(59.28)%	27,144,736
Other, net (federal and state)	1.21%	(555,507)
Total tax expense (benefit)	22.51%	$(10,307,098)
Components of the Fund’s net deferred tax asset (liability) as of November 30, 2025 are as follows:

Deferred tax assets
State net operating loss carryforwards	$1,882,716
Wash sale loss deferrals	1,381,469
Disallowed business interest expense deduction	799,610
Deferred tax liabilities
Unrealized gains on investment securities	(44,111,733)
Basis reduction resulting from differences in the book vs. taxable income received from MLPs	(18,119,044)
Net deferred tax asset (liability) before valuation allowance	(58,166,982)
Less: Valuation allowance	(177,458)
Total net deferred tax asset (liability)	$(58,344,440)
At November 30, 2025, the Fund had state net operating loss carryforwards of $41,678,640 (net of state apportionment; deferred tax asset of $1,882,716). Realization of the deferred tax asset related to the net operating loss carryforward is dependent, in part, on generating sufficient taxable income in each respective jurisdiction prior to expiration of the loss carryforward. During the year ended November 30, 2025, the Fund utilized $533,741 of state net operating loss carryforwards available from previous years. If not utilized, the state net operating loss carryforwards either expire in tax years between 2026 and 2040 or have an indefinite carryforward.
During the year ended November 30, 2025, the Fund utilized $25,762,140 of capital loss carryforward available from previous years, and $108,411,262 of capital loss carryforward available from previous years expired. A valuation allowance was previously recorded against this deferred tax asset, therefore its expiration had no effect on net assets or net asset value per share.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
As a result of the acquisitions discussed in Note 11, the Fund’s pre-acquisition loss carryovers are now subject to a base annual limitation of approximately $9.8 million under Section 382 of the Code. Due to this limitation, a portion or all of the Fund’s capital loss carryforward is likely to expire unused on its expiration date. State net operating loss carryforwards in various jurisdictions are also subject to limitation, which may result in the acceleration of current state income taxes and/or the expiration of state net operating loss carryforwards in future years.
The amount of net operating loss and capital loss carryforwards differed from the amounts disclosed in the prior year financial statements due to differences between the estimated and actual amounts of taxable income received from the MLPs for the prior year and the acquisition of tax attributes from the Acquired Funds. This also resulted in the additional expiration of capital loss carryforwards available from previous years of $6,946,023 and $8,375,478 acquired from ClearBridge MLP and Midstream Fund Inc. and ClearBridge MLP and Midstream Total Return Fund Inc., respectively.
Although the Fund currently has a net deferred tax liability, management periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. Note 1(l) describes the assessment required under ASC 740 to determine whether a valuation allowance for deferred tax assets is necessary using a more likely than not standard of realizability. Based on that assessment, management has determined that a valuation allowance on select state net operating loss carryforward deferred tax assets is appropriate at this time considering the limitations imposed under Section 382 of the Code as discussed above. The valuation allowance recorded as of November 30, 2025 is based on estimates of information currently available. If management determines a change in valuation allowance is required under ASC 740 once estimated information becomes available, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.
At November 30, 2025, the cost basis of investments for Federal income tax purposes was $958,643,016. At November 30, 2025, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$312,388,513
Gross unrealized depreciation	(15,221,096)
Net unrealized appreciation (depreciation) before tax	$297,167,417
Net unrealized appreciation (depreciation) after tax	$232,384,920
15. Recent accounting pronouncement and regulatory update
In December 2023, the FASB issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments in the ASU require entities to disclose (1) specific categories in the rate reconciliation and provide additional information for reconciling items that meet a quantitative threshold, (2) the amount of income taxes paid disaggregated by federal, state and foreign taxes and further disaggregated by individual jurisdiction in which income taxes paid is equal to or greater than 5 percent of total income taxes paid, and (3) the income or loss from continuing operations before income tax expense or benefit (separated between domestic and foreign) and the income tax expense or benefit from continuing operations (separated by federal,

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

state and foreign). The ASU is effective for annual reporting periods beginning after December 15, 2024, with the option for early adoption. Management is currently evaluating the impact, if any, of applying this ASU.
***
On July 4, 2025, President Trump signed the One Big Beautiful Bill Act (the “Act”) into law. Among other provisions, the Act makes permanent several taxpayer-favorable provisions originally enacted under the 2017 Tax Cuts and Jobs Act, including 100% bonus depreciation and modifications to the business interest expense limitation. The Act also introduces a new 1% floor on the deductibility of charitable contributions and expands the scope of qualifying income-generating activities for MLPs. These provisions have various effective dates. Management is currently evaluating the potential impact of the Act on the Fund’s financial position and results of operations.
16. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial Statements. The Fund’s Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.
ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of ClearBridge Energy Midstream Opportunity Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”) as of November 30, 2025, the related statements of operations and cash flows for the year ended November 30, 2025, the statement of changes in net assets for each of the two years in the period ended November 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2025 and the financial highlights for each of the five years in the period ended November 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2026
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Energy Midstream Opportunity Fund Inc. 2025 Annual Report

Additional information (unaudited)
Information about Directors and Officers
The business and affairs of ClearBridge Energy Midstream Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Directors†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute Resolution
Research Center at the Kellogg Graduate School of Business,
Northwestern University (2002 to 2016); formerly, Deputy
General Counsel responsible for western hemisphere matters
for BP PLC (1999 to 2001); Associate General Counsel at Amoco
Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998)
(Amoco merged with British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and year service began	Since 2011
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None
ClearBridge Energy Midstream Opportunity Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Anthony Grillo
Year of birth	1955
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class I
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of American
Securities Opportunity Funds (private equity and credit firm)
(2006 to 2018); formerly, Senior Managing Director of Evercore
Partners Inc. (investment banking) (2001 to 2004); Senior
Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The
Blackstone Group L.P. (private equity and credit firm) (1991 to
1999)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Chair (since November 15, 2024) and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class III
Term of office[1] and year service began	Since 2013
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of Corporate
Directors Board Leadership Fellow (since 2016, with Directorship
Certification since 2019) and NACD 2022 Directorship 100
honoree; Adjunct Professor, Georgetown University Law Center
(since 2021); Adjunct Professor, The University of Chicago Law
School (since 2018); Adjunct Professor, University of Iowa
College of Law (since 2007); formerly, Chief Financial Officer,
Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer,
Houlihan Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director, VALIC Company I (since October 2022); Director of ACV
Auctions Inc. (since 2021); Director of Associated Banc-Corp
(financial services company) (since 2007); formerly, Director of
Hochschild Mining plc (precious metals company) (2016
to 2023); formerly Trustee of AIG Funds and Anchor Series Trust
(2018 to 2021)

ClearBridge Energy Midstream Opportunity Fund Inc.

Independent Directors† (cont’d)
Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee, Class II
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer and
Chief Compliance Officer of Greenbriar Equity Group, LP (2011
to 2021); formerly, Chief Financial Officer and Chief
Administrative Officer of Rent the Runway, Inc. (2011); Executive
Vice President and Chief Financial Officer of AOL LLC, a
subsidiary of Time Warner Inc. (2007 to 2009); Member of the
Council on Foreign Relations

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of Stonepeak-Plus Infrastructure Fund LP (since 2025);
Director of Birkenstock Holding plc (since 2023); Director of The
India Fund, Inc. (since 2016); formerly, Director of Aberdeen
Income Credit Strategies Fund (2017 to 2018); and Director of
The Asia Tigers Fund, Inc. (2016 to 2018)

Peter Mason
Year of birth	1959
Position(s) held with Fund[1]	Director and Member of Audit, Nominating and Pricing and Valuation Committees, and Chair of Compensation Committee, Class III
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (intergovernmental organization) (1998 to 2021)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)
ClearBridge Energy Midstream Opportunity Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Hillary A. Sale
Year of birth	1961
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class I
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership and
Corporate Governance, Georgetown Law; and Professor of
Management, McDonough School of Business (since 2018);
formerly, Associate Dean for Strategy, Georgetown Law (2020
to 2023); National Association of Corporate Directors Board
Faculty Member (since 2021); formerly, a Member of the Board of Governors of FINRA (2016 to 2022)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of CBOE U.S. Securities Exchanges, CBOE Futures
Exchange, and CBOE SEF, Director (since 2022); Advisory Board
Member of Foundation Press (academic book publisher)
(since 2019); Chair of DirectWomen Board Institute (since 2019);
formerly, Member of DirectWomen Board (nonprofit) (2007
to 2022)

Interested Director and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[1]	Director, President and Chief Executive Officer, Class II
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 118 funds associated with FTFA or its affiliates (since 2015); Trustee of Putnam Family of Funds consisting of 105 portfolios; President and Chief Executive Officer of FTFA (since 2015); formerly, Senior
Managing Director (2018 to 2020) and Managing Director (2016
to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and
Senior Vice President of FTFA (2015)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 118 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Director during the past five years	None

ClearBridge Energy Midstream Opportunity Fund Inc.

Additional Officers
Fred Jensen
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and year service began	Since 2020
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton (since 2020);
Managing Director of Legg Mason & Co. (2006 to 2020); Director
of Compliance, Legg Mason Office of the Chief Compliance
Officer (2006 to 2020); formerly, Chief Compliance Officer of
Legg Mason Global Asset Allocation (prior to 2014); Chief
Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve
Funds (investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and broker-
dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and year service began	Since 2023
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); formerly, Managing Director (2016
to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered
investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005
to 2020)

ClearBridge Energy Midstream Opportunity Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Additional Officers (cont’d)
Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2011
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); and Senior Vice President of
LMFAM (2013 to 2015)

†Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2027, year 2028 and year 2026, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2The term “fund complex” means two or more registered investment companies that:
 (a) hold themselves out to investors as related companies for purposes of investment and investor services; or
 (b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
3Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.

ClearBridge Energy Midstream Opportunity Fund Inc.

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
ClearBridge Energy Midstream Opportunity Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
One Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

ClearBridge Energy Midstream Opportunity Fund Inc.

Important information to shareholders (unaudited)
UPDATED DISCLOSURES FOR THE FUND
The following additional information is provided for the Fund as of the fiscal year ended November 30, 2025.
Summary of Fund Expenses
Sales Load (as a percentage of offering price)(1)	1.00%
Offering Expenses (as a percentage of offering price)(2)	0.01%
Dividend Reinvestment Plan Per Transaction Fee to Sell Shares Obtained Pursuant to the Plan(3)	$5.00
Annual Operating Expenses
Percentage of Net Assets Attributable to Common Shares
Management Fees(4)	1.29%
Interest Payments on Borrowed Funds and Dividends on Preferred Stock(5)	1.58%
Other Expenses(6)	0.35%
Total Annual Fund Operating Expenses	3.22%
(1) Represents the estimated commission with respect to the Common Stock being sold in at-the-market offerings. UBS Securities LLC will be entitled to compensation of up to 1.00% of the gross proceeds of the sale of any Common Stock under the Sales Agreement, with the exact amount of such compensation to be mutually agreed upon in writing by the Fund and UBS Securities LLC from time to time.
(2) Costs incurred by the Fund in connection with the shelf offering are recorded as a prepaid expense.  These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the net proceeds from the sale of shares.  Any deferred charges remaining at the end of the life of the shelf offering period will be expensed.
(3) Common Stockholders will pay brokerage charges if they direct the Plan Agent to sell shares of Common Stock held in a dividend reinvestment account. There are no fees charged to stockholders for participating in the Fund’s dividend reinvestment plan. However, stockholders participating in the Plan that elect to sell their shares obtained pursuant to the plan would pay $5.00 per transaction to sell shares.
(4) The Investment Manager receives an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily “Managed Assets”. Managed Assets means net assets plus the amount of any Borrowings and assets attributable to any Preferred Stock that may be outstanding. For the purposes of this table, we have assumed that the Fund has utilized leverage in an aggregate amount of 22% of its Managed Assets, which equals the average level of Borrowings and Preferred Stock for the Fund’s fiscal year ended November 30, 2025. If the Fund were to use leverage in excess of 22%, the amount of management fees paid to the Investment Manager would be higher because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with Borrowings and assets attributable to Preferred Stock.
(5) The Fund has utilized Borrowings and Preferred Stock in an aggregate amount of 22% of its Managed Assets, which equals the average level of leverage for the Fund’s fiscal year ended November 30, 2025. The expenses and rates associated with leverage may vary.
(6) “Other Expenses” are based on amounts incurred in the fiscal year ended November 30, 2025.
Clearbridge Energy Midstream Opportunity Fund Inc.

Important information to shareholders (unaudited) (cont’d)
Examples
An investor would pay the following expenses (including a sales load of $10.00 and offering costs of $0.10) on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$42	$108	$177	$359
The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Market Price and Net Asset Valuation (NAV) Information
The Fund’s Common Stock is traded on the NYSE under the symbol “EMO”. The below Table details for the period indicated the high and low closing market prices, the NAV, and premium to or discount from NAV, on the date of each of the high and low market prices.

	Quarterly Closing Market Price		Quarterly Closing NAV Price on Date of Market Price		Quarterly Closing Premium/(Discount) on Date of Market Price
	High	Low	High	Low	High	Low
Fiscal Year 2025:
November 30, 2025	$48.12	$41.88	$49.78	$47.74	(3.33)%	(12.27)%
August 31, 2025	$49.24	$45.79	$50.62	$49.89	(2.73)%	(8.22)%
May 31, 2025	$50.61	$41.09	$56.28	$46.48	(10.07)%	(11.60)%
February 28, 2025	$51.16	$44.39	$57.45	$49.75	(10.95)%	(10.77)%
Fiscal Year 2024:
November 30, 2024	$50.49	$39.10	$55.82	$46.60	(9.55)%	(16.09)%
August 31, 2024	$42.63	$37.39	$44.56	$44.34	(4.33)%	(15.67)%
May 31, 2024	$43.65	$37.66	$45.73	$41.30	(4.55)%	(8.81)%
February 29, 2024	$37.54	$32.47	$40.69	$36.12	(7.74)%	(10.11)%

Clearbridge Energy Midstream Opportunity Fund Inc.

The NAV per Common Share on November 30, 2025 was $48.88 and the market price per Common Stock at the close of business on November 30, 2025 was $45.55, representing a 6.81% discount from such net asset value. As of November 30, 2025, the Fund has 20,014,627 outstanding shares of Common Stock.
Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Fund’s Common Stock has traded in the market below, at and above net asset value since the commencement of the Fund’s operations. The Fund cannot determine the reasons why the Fund’s Common Stock trades at a premium to or discount from NAV, nor can the Fund predict whether its Stock will trade in the future at a premium to or discount from NAV, or the level of any premium or discount. The Board regularly monitors the relationship between the market price and NAV of the Common Stock. If the Common Stock were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of the Fund’s Common Stock on the open market, the making of a tender offer for such shares or other programs intended to reduce the discount. The Fund cannot provide assurance that its Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.
Senior Securities Table
The Fund engaged in senior securities during the prior ten years as follows:
Fiscal Year Ended		Total Amount Outstanding(1)	Asset Coverage per $1,000 of Indebtedness(2)	Average Market Value Per Unit(3)
November 30, 2025	Revolving Credit Facility	$134,000,000	$7,909	N/A
	Series E Senior Notes (2025)	$950,483	$7,909	N/A
	Series J Senior Notes (2025)	$2,363,520	$7,909	N/A
	Series L Senior Notes (2025)	$2,984,588	$7,909	N/A
	Series N Senior Notes (2025)	$4,663,418	$7,909	N/A
	Senior O Senior Notes (2025)	$6,528,785	$7,909	N/A
	Series J MRPS	$7,000,035	—	N/A
	Series L MRPS	$17,000,165	—	N/A
	Series M MRPS	$11,000,010	—	N/A
	Series P MRPS	$8,200,010	—	N/A
	Series Q MRPS	$15,000,020	—	N/A
	Series R MRPS	$10,000,025	—	N/A
November 30, 2024	Revolving Credit Facility	$164,000,000	$5,869	N/A
	Series C Senior Notes (2024)	$10,075,124	$5,869	N/A
	Series E Senior Notes (2024)	$950,483	$5,869	N/A
	Series H Senior Notes (2024)	$10,301,809	$5,869	N/A
	Series I Senior Notes (2024)	$11,660,032	$5,869	N/A
	Series J Senior Notes (2024)	$2,363,520	$5,869	N/A
	Series K Senior Notes (2024)	$9,326,837	$5,869	N/A
Clearbridge Energy Midstream Opportunity Fund Inc.

Important information to shareholders (unaudited) (cont’d)
Fiscal Year Ended		Total Amount Outstanding(1)	Asset Coverage per $1,000 of Indebtedness(2)	Average Market Value Per Unit(3)
	Series L Senior Notes (2024)	$2,984,588	$5,869	N/A
	Series M Senior Notes (2024)	$4,663,418	$5,869	N/A
	Series N Senior Notes (2024)	$4,663,418	$5,869	N/A
	Series O Senior Notes (2024)	$6,528,785	$5,869	N/A
	Series J MRPS	$7,000,035	—	N/A
	Series L MRPS	$17,000,165	—	N/A
	Series M MRPS	$11,000,010	—	N/A
	Series N MRPS	$16,000,005	—	N/A
	Series O MRPS	$8,200,150	—	N/A
	Series P MRPS	$8,200,010	—	N/A
	Series Q MRPS	$15,000,020	—	N/A
	Series R MRPS	$10,000,025	—	N/A
November 30, 2023	Revolving Credit Facility	$144,000,000	$4,311	N/A
	Series C Senior Notes (2023)	$10,075,124	$4,311	N/A
	Series E Senior Notes (2023)	$950,483	$4,311	N/A
	Series H Senior Notes (2023)	$10,301,809	$4,311	N/A
	Series H MRPS	$14,000,000	—	N/A
	Series I MRPS	$3,000,000	—	N/A
	Series J MRPS	$7,000,000	—	N/A
	Series K MRPS	$10,900,000	—	N/A
	Series L MRPS	$17,000,070	—	N/A
November 30, 2022	Revolving Credit Facility	$111,000,000	$4,391	N/A
	Series B Senior Notes (2022)	$8,364,254	$4,391	N/A
	Series C Senior Notes (2022)	$10,075,124	$4,391	N/A
	Series E Senior Notes (2022)	$950,483	$4,391	N/A
	Series G Senior Notes (2022)	$11,609,975	$4,391	N/A
	Series H Senior Notes (2022)	$10,301,809	$4,391	N/A
	Series H MRPS	$14,000,000	—	N/A
	Series I MRPS	$3,000,000	—	N/A
	Series J MRPS	$7,000,000	—	N/A
	Series K MRPS	$10,900,000	—	N/A
	Series L MRPS	$17,000,070	—	N/A
November 30, 2021	Revolving Credit Facility	$79,000,000	$4,170	N/A
	Series B Senior Notes (2021)	$8,364,254	$4,170	N/A
	Series C Senior Notes (2021)	$10,075,124	$4,170	N/A
	Series D Senior Notes (2021)	$3,801,934	$4,170	N/A
	Series E Senior Notes (2021)	$950,483	$4,170	N/A
	Series G Senior Notes (2021)	$11,609,975	$4,170	N/A
	Series H Senior Notes (2021)	$10,301,809	$4,170	N/A

Clearbridge Energy Midstream Opportunity Fund Inc.

Fiscal Year Ended		Total Amount Outstanding(1)	Asset Coverage per $1,000 of Indebtedness(2)	Average Market Value Per Unit(3)
	Series B MRPS	$4,100,000	—	N/A
	Series C MRPS	$14,000,000	—	N/A
	Series D MRPS	$3,000,000	—	N/A
	Series E MRPS	$7,000,000	—	N/A
	Series F MRPS	$4,100,000	—	N/A
	Series G MRPS	$10,900,000	—	N/A
November 30, 2020	Revolving Credit Facility	$10,000,000	$6,094	N/A
	Series B Senior Notes (2020)	$8,364,254	$6,094	N/A
	Series C Senior Notes (2020)	$10,075,124	$6,094	N/A
	Series D Senior Notes (2020)	$3,801,934	$6,094	N/A
	Series E Senior Notes (2020)	$950,483	$6,094	N/A
	Series G Senior Notes (2020)	$11,609,975	$6,094	N/A
	Series H Senior Notes (2020)	$10,301,809	$6,094	N/A
	Series B MRPS	$4,100,000	—	N/A
	Series C MRPS	$14,000,000	—	N/A
	Series D MRPS	$3,000,000	—	N/A
	Series E MRPS	$7,000,000	—	N/A
	Series F MRPS	$4,100,000	—	N/A
	Series G MRPS	$10,900,000	—	N/A
November 30, 2019	Revolving Credit Facility	$31,500,000	$3,426	N/A
	Series A Senior Notes (2019)	$27,420,382	$3,426	N/A
	Series B Senior Notes (2019)	$34,471,338	$3,426	N/A
	Series C Senior Notes (2019)	$41,522,293	$3,426	N/A
	Series D Senior Notes (2019)	$15,668,790	$3,426	N/A
	Series E Senior Notes (2019)	$3,917,197	$3,426	N/A
	Series F Senior Notes (2019)	$33,695,652	$3,426	N/A
	Series G Senior Notes (2019)	$47,847,826	$3,426	N/A
	Series H Senior Notes (2019)	$42,456,522	$3,426	N/A
	Series A MRPS	$4,900,000	—	N/A
	Series B MRPS	$4,100,000	—	N/A
	Series C MRPS	$14,000,000	—	N/A
	Series D MRPS	$3,000,000	—	N/A
	Series E MRPS	$7,000,000	—	N/A
	Series F MRPS	$4,100,000	—	N/A
	Series G MRPS	$10,900,000	—	N/A
November 30, 2018	Revolving Credit Facility	$96,000,000	$3,286	N/A
	Series A Senior Notes (2018)	$27,420,382	$3,286	N/A
	Series B Senior Notes (2018)	$34,471,338	$3,286	N/A
	Series C Senior Notes (2018)	$41,522,293	$3,286	N/A
Clearbridge Energy Midstream Opportunity Fund Inc.

Important information to shareholders (unaudited) (cont’d)
Fiscal Year Ended		Total Amount Outstanding(1)	Asset Coverage per $1,000 of Indebtedness(2)	Average Market Value Per Unit(3)
	Series D Senior Notes (2018)	$15,668,790	$3,286	N/A
	Series E Senior Notes (2018)	$3,917,197	$3,286	N/A
	Series F Senior Notes (2018)	$33,695,652	$3,286	N/A
	Series G Senior Notes (2018)	$47,847,826	$3,286	N/A
	Series H Senior Notes (2018)	$42,456,522	$3,286	N/A
	Series A MRPS	$4,900,000	—	N/A
	Series B MRPS	$4,100,000	—	N/A
	Series C MRPS	$14,000,000	—	N/A
	Series D MRPS	$3,000,000	—	N/A
	Series E MRPS	$7,000,000	—	N/A
	Series F MRPS	$4,100,000	—	N/A
	Series G MRPS	$10,900,000	—	N/A
November 30, 2017	Revolving Credit Facility	$35,000,000	$3,390	N/A
	Series A Senior Notes (2017)	$27,420,382	$3,390	N/A
	Series B Senior Notes (2017)	$34,471,338	$3,390	N/A
	Series C Senior Notes (2017)	$41,522,293	$3,390	N/A
	Series D Senior Notes (2017)	$15,668,790	$3,390	N/A
	Series E Senior Notes (2017)	$3,917,197	$3,390	N/A
	Series A MRPS	$4,900,000	—	N/A
	Series B MRPS	$4,100,000	—	N/A
	Series C MRPS	$14,000,000	—	N/A
November 30, 2016	Revolving Credit Facility	$24,000,000	$4,093	N/A
	Series A Senior Notes (2016)	$27,420,382	$4,093	N/A
	Series B Senior Notes (2016)	$34,471,338	$4,093	N/A
	Series C Senior Notes (2016)	$41,522,293	$4,093	N/A
	Series D Senior Notes (2016)	$15,668,790	$4,093	N/A
	Series E Senior Notes (2016)	$3,917,197	$4,093	N/A
	Series A MRPS	$4,900,000	—	N/A
	Series B MRPS	$4,100,000	—	N/A
	Series C MRPS	$14,000,000	—	N/A
November 30, 2015	Revolving Credit Facility	$60,000,000	$3,312	N/A
	Series A Senior Notes (2015)	$40,000,000	$3,312	N/A
	Series B Senior Notes (2015)	$50,000,000	$3,312	N/A
	Series C Senior Notes (2015)	$60,000,000	$3,312	N/A
	Series D Senior Notes (2015)	$20,000,000	$3,312	N/A
	Series E Senior Notes (2015)	$5,000,000	$3,312	N/A
	Series A MRPS	$15,000,000	—	N/A
	Series B MRPS	$12,500,000	—	N/A
	Series C MRPS	$42,500,000	—	N/A

Clearbridge Energy Midstream Opportunity Fund Inc.

(1) Total amount of senior securities outstanding at the end of the period presented.
(2) Asset coverage per $1,000 of indebtedness is the value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and debt issuance outstanding at the end of the period.
(3) Not applicable, as these senior securities were not registered for public trading.
UNRESOLVED STAFF COMMENTS
The Fund believes that there are no material unresolved written comments, received 180 days or more before November 30, 2025, from the Staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act of 1934 or the 1940 Act, or its registration statement.
Clearbridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited)
Investment Objective
The Fund’s investment objective is to provide long-term investors a high level of total return with an emphasis on cash distributions.
Principal Investment Policies and Strategies
Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined below) in energy midstream entities including entities structured as both partnerships and corporations (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in midstream entities as those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids and natural gas. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, fractionating, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. For as long as “Energy Midstream” is in the name of the Fund, the Fund will invest at least 80% of its Managed Assets in energy midstream entities. The Fund may not change its policy to invest at least 80% of its Managed Assets in energy midstream entities unless it provides stockholders with at least 60 days’ written notice of such change.
Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for United States federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its gross income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay United States federal income taxes. Thus, unlike investors in corporate

ClearBridge Energy Midstream Opportunity Fund Inc.

securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors.
“Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock that may be outstanding.
The Fund may invest up to 20% of its Managed Assets in securities of issuers that are not energy midstream entities. This 20% allocation may be in any of the securities described therein, including securities of non-MLP companies engaged primarily in the energy sector. Such issuers may be treated as corporations for United States federal income tax purposes and, therefore, may not offer the tax benefits of investing in MLPs.
The Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities. “Restricted securities” are securities that are unregistered or subject to contractual or other legal restrictions on resale. The Fund typically acquires restricted securities in directly negotiated transactions. In connection with its investments in restricted securities generally, the Fund may invest up to 15% of its Managed Assets in restricted securities issued by non-public companies. In some instances, such an investment may be made with the expectation that the assets of such non-public company will be contributed to a newly-formed MLP or sold to or merged with an existing MLP in the future. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.
The Fund may invest up to 20% of its Managed Assets in debt securities of MLPs and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by ClearBridge to be of comparable credit quality), also known as “junk bonds.” The Fund may invest in debt securities without regard for their maturity.   The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.
The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock.
The Fund may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund also may invest in common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. A portion of the Fund’s portfolio may include investments
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.
The Fund may invest in royalty trusts. However, such investments do not count towards the Fund’s 80% policy.
The Fund may invest, without limitation, in securities of foreign issuers including securities traded on non-U.S. exchanges and of emerging market issuers. Such investments in securities of foreign issuers may include investments in ADRs. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income.
The Fund may enter into derivative transactions, such as interest rate swaps, options contracts, futures contracts, forward contracts, options on futures contracts and indexed securities for investment, hedging and risk management purposes; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its Managed Assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. To the extent that the security or index underlying the derivative or synthetic instrument is or is composed of securities of energy MLPs, the Fund will include such derivative and synthetic instruments, at market value, for the purposes of the Fund’s 80% policy. The Fund may sell certain equity securities short for investment and/or hedging purposes. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions. The Fund may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund’s holdings. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC, SEC, or other applicable regulators.
The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, since December 31, 2012, the Fund has been limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission.

ClearBridge Energy Midstream Opportunity Fund Inc.

The Fund may invest in securities of other closed-end or open-end investment companies, including exchange-traded funds, that invest primarily in MLP entities in which the Fund may invest directly to the extent permitted by the 1940 Act.
At times ClearBridge may judge that conditions in the markets for securities of MLP entities make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its stockholders. At such times ClearBridge may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary defensive position, it may be unable to achieve its investment objective. In implementing these “defensive” strategies, the Fund may invest all or a portion of its assets in cash, obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; or any other fixed income securities that ClearBridge considers consistent with this strategy.
The Fund may invest in securities of other investment companies to the extent that these investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may also invest in securities of private funds that rely on exceptions from the definition of investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act, structured finance vehicles or other entities not traditionally considered pooled investment vehicles, and companies that rely on the exceptions from the definition of investment company under Section 3(c)(5)(A) or (B) of the 1940 Act. The Fund may invest in portfolio affiliates of the Fund within the meaning of, and in reliance on, Rules 17a-6 and 17d-1(d)(5) under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when Western Asset believes that share prices of other investment companies offer attractive values. In general, under the 1940 Act, an investment company may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies (the “3-5-10% Limitations”). The Fund may rely on certain exemptions to exceed the 3-5-10% Limitations when investing in another registered investment company (including money market funds) or business development company. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.
Principal Risk Factors
There is no assurance that the Fund will meet their investment objective. You may lose money on your investment in the Fund. The value of the Fund’s shares may go up or down,
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of the Fund’s shares. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The following section includes a summary of the principal risks of investing in the Fund.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Common Stock represents an indirect investment in the energy midstream entities and other investments owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Energy Sector Risks. MLPs and midstream entities operating in the energy sector are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s assets may prevent it from performing under applicable sales agreements, which in certain situations could result in termination of the agreement or incurring a liability for liquidated damages. As a result of the above risks and other potential hazards associated with energy companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.
Because the Fund invests, under normal market conditions, at least 80% of its Managed Assets in energy midstream entities including entities structured as both partnerships and corporations, concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments, material declines in energy-related commodity prices (such as those experienced over the last few

ClearBridge Energy Midstream Opportunity Fund Inc.

years) or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:
Regulatory Risk. The energy sector is highly regulated. MLPs and other entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous—sometimes retroactively—by a regulatory agency and unexpectedly increase production costs or limit ability to develop some reserves. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of MLPs and midstream entities.
Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:
• the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;
• the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;
• RCRA and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and
• CERCLA, also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.
Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.
There is an inherent risk that entities may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of entities or limit their ability to develop some reserves. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. Entities may not be able to recover these costs from insurance.
Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.
Federal, state and local governments may enact laws, and federal, state and local agencies (such as the Environmental Protection Agency) may promulgate rules or regulations, that prohibit or significantly regulate the operation of energy assets. For instance, in the wake of a Supreme Court decision holding that the EPA has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand

ClearBridge Energy Midstream Opportunity Fund Inc.

for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.
Commodity Price Risk. MLPs and midstream entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and midstream entities operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.
Depletion Risk. Entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.
Supply and Demand Risk. Entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.
Acquisition Risk. MLP and midstream entity investments owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs and midstream entities to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs and midstream entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.
Weather Risks. Weather plays a role in the seasonality of some entities’ cash flows. Entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an entity from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many entities’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An entity’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an entity could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances,

ClearBridge Energy Midstream Opportunity Fund Inc.

easements or restrictions, all of which could impact the production of a particular entity. Oil and gas entities operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.
Catastrophic Event Risk. MLPs and midstream entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in 2010 or spills by various onshore oil pipelines) and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and midstream entities operating in the energy sector. MLPs and midstream entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. It is expected that increased governmental regulation will mitigate such catastrophic risk, such as the recent oil spills referred to above, which could increase insurance premiums and other operating costs for MLPs and midstream entities.
Industry Specific Risks. MLPs and midstream entities operating in the energy sector are also subject to risks that are specific to the industry they serve.
Pipelines. Pipeline companies are subject to (i) the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, (ii) changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, (iii) sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and (iv) environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends.
Further, effective January 2018, the 2017 Tax Cuts and Jobs Act changed several provisions of the federal tax code, including a reduction in the maximum corporate tax rate. Following the 2017 Tax Cuts and Jobs Act being signed into law, filings have been made at FERC requesting that FERC require natural gas and liquids pipelines to lower their transportation rates to account for lower taxes. Following the effective date of the law, FERC orders granting certificates to construct proposed natural gas pipeline facilities have directed pipelines proposing new rates for service on those facilities to re-file such rates so that the rates reflect the reduction in the corporate tax rate, and FERC has issued data requests in pending certificate proceedings for proposed natural gas pipeline facilities requesting pipelines to explain the impacts of the reduction in the corporate tax rate on the rate proposals in those proceedings and to provide re-calculated initial rates for service on the proposed pipeline facilities. Furthermore, on March 15, 2018, the FERC took a number of actions that could materially adversely impact MLPs. For example, the FERC reversed a long-standing policy that allowed MLPs to recover an income tax allowance when calculating the transportation rates for cost-of-service pipelines owned by such MLPs, arguing that MLPs are pass-through entities that do not incur income taxes and that recovery of an income tax allowance would lead to double recovery. In July of 2018, the FERC issued Order No. 849, which required pipelines to make one-time filings to allow FERC to determine which cost-of-service natural gas pipelines may be collecting unjust and unreasonable rates or are overearning in light of 1) the corporate income tax reductions; and 2) the FERC’s revised policy concerning an MLP’s ability to recover an income tax allowance. Reports were filed in late 2018. While the Commission has closed some of these proceedings with no further action, the Commission has also initiated investigations into the rates of a number of pipelines pursuant to its authority under section 5 of the Natural Gas Act as a result of its review of the one-time filings. With respect to cost-of-service oil and refined products pipelines, the FERC announced that it will account for the lower corporate tax rate and the FERC’s policy change related to an MLP’s ability to recover an income tax allowance in 2020 when setting the next cost inflation index level, which index level sets the maximum allowable rate increases for oil and refined products pipelines and is set by FERC every five years, which could limit such pipelines’ ability to raise rates.
FERC also issued a policy statement that provides accounting and ratemaking guidance for treatment of accumulated deferred income tax (“ADIT”) for all FERC-jurisdictional public utilities, natural gas pipelines, and oil pipelines, as FERC found the tax rate reduction would also result in a reduction in ADIT liabilities and ADIT assets on the books of rate-regulated companies. The companies in the energy and infrastructure sector that own the affected

ClearBridge Energy Midstream Opportunity Fund Inc.

natural gas, oil or refined products pipelines could experience a material reduction in revenues and cash flows, which may in turn materially adversely affect their financial condition. FERC may enact other regulations or issue further requests to pipelines that may lead to lower rates.
Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.
Midstream. MLPs and midstream entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production
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Summary of information regarding the Fund (unaudited) (cont’d)
companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.
Propane. Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.
Coal. MLPs and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. It has become increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.
Marine shipping. Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. Tanker vessels are also subject to international environmental regulations, including increasingly stringent engine efficiency and ballast water exchange requirements, and older vessels that have not been retrofitted may be limited in the ports they can access. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of

ClearBridge Energy Midstream Opportunity Fund Inc.

waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.
Energy and Energy Infrastructure Sector Risk. The Fund is subject to the risk of focusing investments in the energy sector, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. A downturn in the energy sector of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy sector of the economy may lag the performance of other sectors or the broader market as a whole. The profitability of companies in the energy infrastructure sector is related to worldwide energy prices and costs related to energy production. The energy sector is cyclical and highly dependent on commodity prices. Energy-related companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas). Companies in the energy infrastructure sector may be adversely affected by natural disasters or other catastrophes. These companies may be at risk for environmental damage claims and other types of litigation. Companies in the energy infrastructure sector also may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the energy infrastructure sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments, and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard. For example, over the last few years there have been several “simplification” transactions in which the incentive distribution rights were eliminated by either (i) a purchase of the outstanding MLP units by the general partner or (ii) by the purchase of the incentive distribution rights by the MLP. These simplification transactions present a conflict of interest between the general partner and the MLP and may be
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
structured in a way that is unfavorable to the MLP. There are also certain tax risks associated with an investment in MLP units (described below).
Tax Risks of Investing in Equity Securities of MLPs. Partnerships do not pay United States federal income tax at the partnership level. Rather, each partner of a partnership, in computing its United States federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP, could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. The classification of an MLP as a corporation for United States federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for United States federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the Fund’s shares of common stock (the “Common Stock”).
The Fund is treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes positive returns. Any taxes paid by the Fund reduce the amount available to pay distributions to Common Stockholders, and therefore investors in the Fund will likely receive lower distributions than if they invested directly in MLPs.
To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund is required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Fund incurs a current tax liability on its allocable share of an MLP’s income and gains that are not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryovers, if any. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is treated as a return of capital. However, those distributions reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which results in an increase in the amount of gain (or decrease in the amount of loss) that is recognized by the Fund for United States federal income tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that are offset by tax deductions,

ClearBridge Energy Midstream Opportunity Fund Inc.

losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.
The Fund accrues deferred income taxes for its future tax liability associated with the difference between the Fund’s tax basis in an MLP security and the fair market value of the MLP security. Upon the Fund’s sale of an MLP security, the Fund will be liable for previously deferred taxes on taxable realized gains from such sale. The Fund relies to some extent on information provided by MLPs, which may not necessarily be timely, to estimate its deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.
A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. However, because of the Fund’s investment in equity securities of MLPs, its earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Due to these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, that are in excess of its taxable income.
In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests. For instance, the Tax Cuts and Jobs Act enacted in 2017 has resulted in significant changes to the federal tax law. Some of these changes, such as partial limitations on the deductibility of business interest expense and the use of net operating loss carryovers, may have an adverse impact on the Fund or the MLPs in which it invests.
Lack of Diversification of Customers and Suppliers. Certain MLPs and midstream entities in which the Fund invests or may invest in the future depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs and midstream entities in which the Fund invests or may invest in the future depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such MLPs’ and midstream entities’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.
Affiliated Party Risk. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Equity Securities Risk. A substantial percentage of the Fund’s assets are invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. In general, the equity securities of MLPs that are publicly traded partnerships tend to be less liquid than the equity securities of corporations, which means that the Fund could have difficulty selling such securities at the time it would prefer and at a price it believes would reflect the value of the security.
MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.
I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. Holders of I-Shares are subject to the same risks as holders of MLP common units. In addition, I-Shares may trade less frequently, particularly those of issuers with smaller capitalizations. Given their potential for limited trading volume, I-Shares may display volatile or erratic price movements. In addition, I-Shares often may be subordinated in terms of liquidation rights to MLP common units.
If the Fund invests in equity securities of other open- or closed-end investment companies, including exchange-traded funds, the Fund will bear its ratable share of that investment company’s expenses, and Common Stockholders would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.
Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and midstream entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and midstream entities operating in the energy sector. Rising interest rates may

ClearBridge Energy Midstream Opportunity Fund Inc.

also impact the price of the securities of MLPs and midstream entities operating in the energy sector as the yields on alternative investments increase. During periods of rising interest rates, the market price of such securities generally declines. Conversely, during periods of declining interest rates, the market price of fixed income securities generally rises.
Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities owned by the Fund may trade less frequently, particularly those of MLPs, midstream entities and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when ClearBridge believe it is desirable to do so. If these securities are private securities, they are more difficult to value, and market quotations may not accurately reflect the value of such securities. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.
Natural Resources Sector Risks. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund’s investments in MLPs and midstream entities operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation.
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.
Small Capitalization Risk. The Fund may invest in securities of MLPs, midstream entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and midstream entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. Finally, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
Competition Risk. A number of alternatives available to the Fund as vehicles for investment in a portfolio of energy MLPs, midstream entities and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make distributions.
Restricted Securities Risk. The Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear

ClearBridge Energy Midstream Opportunity Fund Inc.

market risks. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.
Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs and midstream entities. The amount and tax characterization of cash available for distribution by an MLP or midstream entity depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs and midstream entities will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations and the energy industry at large. Large declines in commodity prices (such as those experienced from mid-2014 to early 2016) can result in material declines in cash flow from operations. Further, covenants in debt instruments issued by MLPs and midstream entities in which the Fund intends to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders. Finally, the acquisition of an MLP or midstream entity by an acquiror with a lower yield could result in lower distributions to the equity holders of the acquired MLP or midstream entity. These kind of transactions have become more prevalent in recent years. To the extent MLPs and midstream entities that the Fund owns reduce their distributions to equity holders, this will result in reduced levels of net distributable income and can cause the Fund to reduce its distributions. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP or midstream entity has available for distribution in a given period.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.  For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China.  Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment. To the extent the Fund invests in private securities, market prices generally are unavailable for such investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs, midstream entities and private companies. The values of such securities will ordinarily be determined by fair valuations determined by the Board of Directors or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Directors. Proper valuation of such securities may require more reliance on the judgment of ClearBridge than valuation of securities for which an active trading market exists. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Fund reflect (i) taxes on unrealized gains/losses, which are attributable to

ClearBridge Energy Midstream Opportunity Fund Inc.

the temporary difference between fair market value and the cost basis of the Fund’s assets for financial reporting purposes, (ii) the net tax effects of temporary differences between the carrying amount and the cost basis of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and, as applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryovers. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by Financial Accounting Standards Board Codification Topic 740, Income Taxes (formerly Statement of Financial Accounting Standards No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future allocations of taxable income and future cash distributions from the Fund’s MLP holdings), the duration of statutory carryover periods and the associated risk that net operating loss, capital loss and tax credit carryovers may expire unused.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.
Deferred tax assets may constitute a relatively high percentage of the Fund’s net asset value. A capital loss carryforward may constitute a material deferred tax asset and also has a five-year expiration. Any valuation allowance required against deferred tax assets, such as a capital loss carryforward, or future adjustments to a valuation allowance could have a material impact on the Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.
Royalty Trust Risk. Royalty trusts are exposed to many of the same risks as other MLPs. In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber As these deplete, production and cash flows steadily decline, which may
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.
In many circumstances, the royalty trusts in which the Fund may invest may have limited operating histories. The value of royalty trust securities in which the Fund invests are influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.
Market Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock.
Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s Common Stock is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes.
Below Investment Grade (High Yield or Junk Bond) Securities Risk. The Fund may invest up to 20% of its Managed Assets in fixed income securities of below investment grade quality. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests

ClearBridge Energy Midstream Opportunity Fund Inc.

exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.
Leverage Risk. The Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities, and through the issuance of preferred stock. The Fund may use leverage through borrowings in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred stock in an aggregate amount of liquidation preference attributable to the preferred shares combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. The Fund had outstanding senior secured notes, a revolving credit facility with a financial institution and outstanding MRPS. Any effective leverage will create an opportunity for increased returns on the Fund’s Common Stock but also create the possibility of losses if the cost of leverage exceeds the return on the Fund’s investment. The effective leverage offered by such investments could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in them. Because the fees received by the FTFA and Clearbridge are based on the total Managed Assets of the Fund, the FTFA and Clearbridge have a financial incentive for the Fund to use financial leverage, which may create a conflict of interest between the FTFA and Clearbridge and the Common Stockholders. There is no assurance that the Fund’s strategy of investing in instruments that have the economic effect of financial leverage will be successful.
Derivatives Risk. The Fund may utilize a variety of derivative instruments such as interest rate swaps, options contracts, futures contracts, forward contracts, options on futures contracts and indexed securities. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
The Fund operates under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things,

ClearBridge Energy Midstream Opportunity Fund Inc.

Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.
Short Sales Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial. A fund that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the fund does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position.
Legal and Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.
In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and FTFA will continue to be eligible for such exemptions.
The U.S. Government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, certain of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is unclear how the regulatory changes will affect counterparty risk.
The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions the Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of the Investment Manager may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund.
The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on ClearBridge’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund, forcing the Fund to cover its positions at a loss. Such reporting requirements also may limit the Investment Manager’s ability to access management and other personnel at certain companies where ClearBridge seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that may impact those engaging in short selling activity. If additional rules were adopted regarding short sales, they could restrict the Fund’s ability to engage in short sales in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.
The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

ClearBridge Energy Midstream Opportunity Fund Inc.

Counterparty Risk. The Fund may enter into transactions with counterparties that become unable or unwilling to fulfill their contractual obligations. There can be no assurance that any such counterparty will not default on its obligations to the Fund. In the event of a counterparty default, the Fund may be hindered or delayed in exercising rights against a counterparty and may experience significant losses. To the extent that the Fund enters into multiple transactions with a single or small set of counterparties, the Fund will be subject to increased counterparty risk.
Privately Held Company Risk. Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, ClearBridge may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.
Debt Securities Risks. Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Certain debt instruments, particularly below investment grade securities or “junk bonds,” may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities. Debt securities have reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price or its overall return.
Redenomination Risk. Continuing uncertainty as to the status of the euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU- related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Clearbridge and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Clearbridge’s judgement about the attractiveness, relative value or potential appreciation of a particular sector or security may prove to be incorrect.
Potential Conflicts of Interest Risk. FTFA, ClearBridge and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, FTFA also manages, and ClearBridge serves as subadviser to, other closed-end investment companies listed on the NYSE that have investment objectives and investment strategies that are substantially similar to those of the Fund. Further, FTFA and ClearBridge may at some time in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. As a result, FTFA, ClearBridge and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. FTFA, ClearBridge and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and

ClearBridge Energy Midstream Opportunity Fund Inc.

accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.
The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to FTFA or ClearBridge which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, FTFA or its affiliates may provide more services to some types of funds and accounts than others.
There is no guarantee that the policies and procedures adopted by FTFA, ClearBridge and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that FTFA and/or ClearBridge may manage or advise from time to time.
Portfolio Turnover Risk. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year.
Government Intervention in Financial Markets Risk. The instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Clearbridge monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.
ClearBridge Energy Midstream Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Operational risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the SEC on August 14, 2025, as amended or superseded by subsequent disclosures. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

ClearBridge Energy Midstream Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such
ClearBridge Energy Midstream Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)
withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.
Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.

ClearBridge Energy Midstream Opportunity Fund Inc.

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ClearBridge
Energy Midstream Opportunity Fund Inc.
Directors
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
ClearBridge Energy Midstream Opportunity Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadviser
ClearBridge Investments, LLC
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
EMO

ClearBridge Energy Midstream Opportunity Fund Inc.
ClearBridge Energy Midstream Opportunity Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of ClearBridge Energy Midstream Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
90813-A 1/26

(b) Not applicable

Item 2.	CODE OF ETHICS.

a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Eileen A. Kamerick and Nisha Kumar, possesses the technical attributes identified in Item 3 to Form N-CSR to qualify as an “audit committee financial experts,” and has designated Eileen A. Kamerick and Nisha Kumar, as the Audit Committee’s financial experts. Eileen A. Kamerick and Nisha Kumar are an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending November 30, 2024 and November 30, 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $111,300 in November 30, 2024 and $112,413 in November 30, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2024 and $0 in November 30, 2025.

(c) Tax Fees. The aggregate fees billed by PwC for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns and tax distribution and analysis planning to the Fund and Acquired Funds, where applicable, for the fiscal years ended November 30, 2024 and November 30, 2025 were $235,853 and $301,185, respectively. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns and refund claims ($199,242 and $301,185 for the fiscal years ended November 30, 2024 and November 30, 2025, respectively) and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments and other tax advice ($36,611 and $0 for the fiscal years ended November 30, 2024 and November 30, 2025, respectively).

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in November 30, 2024 and $0 in November 30, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $278,251 in November 30, 2024 and $948,087 in November 30, 2025.

h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Anthony Grillo

Eileen A. Kamerick

Nisha Kumar

Peter Mason

Hillary A. Sale

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

CLEARBRIDGE INVESTMENTS

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF SEPTEMBER 19, 2025

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm - Conflicts of Interest

V.	Other Considerations

A.	When Votes May Not be Cast

B.	Split Voting in Sub-Custodial Accounts (Non-US Markets)

VI.	Disclosure of Proxy Voting

VII.	Recordkeeping and Oversight

APPENDIX A   Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State/Country of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

CLEARBRIDGE INVESTMENTS

Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Appendix A attached hereto sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting of proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Franklin Resources, Inc. (“Franklin”) business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Franklin unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Franklin affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Franklin business units and because of the existence of informational barriers between ClearBridge and certain other Franklin business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Franklin business unit or non-ClearBridge Franklin officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third-party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	OTHER CONSIDERATIONS

A.	When Votes May Not be Cast

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

B.	Split Votes in Sub-Custodial Accounts (Non-US Markets)

In some non-US markets, where shares across multiple client accounts maybe he held in a joint sub-custodial account, split voting by a manager in such sub-custodial account may not be allowed. In those instances, ClearBridge will vote all shares in accordance with the pre-determined proxy

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

voting guidelines, or if there is no voting policy established in this policy on the particular topic or issue, in accordance with the recommendations of the portfolio manager responsible for the client accounts holding the greatest number of shares of the relevant issuer.

VI.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Franklin business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Franklin business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, and (2) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Franklin business unit or an existing ClearBridge client or its designated agent or representative) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s Chief Compliance Officer and not share any information regarding proxy voting intentions with such persons without obtaining the Chief Compliance Officer’s prior approval.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s Chief Compliance Officer before making or issuing a public statement.

VII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

APPENDIX A

VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors
1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

•	is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

b.	We vote on a case-by-case basis in the following circumstances:

i.	Significant Greenhouse Gas (GHG) Emitters. We will vote on a case-by-case basis with respect to the Chair of the board and the Chair of the responsible committee in the case of companies that are significant GHG emitters but are not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy. Minimum steps include detailed disclosure of climate-related risks, such as the Task Force on Climate-related Financial Disclosures (TCFD); and, at this time, “appropriate” GHG emissions reductions targets (i.e., short-term and medium-term GHG reduction targets).

ii.	Nominating Committee Members. We will vote on a case-by-case basis with respect to director nominees who are members of the company’s nominating committee and there is no gender diversity or ethnic/racial diversity on the board (or those currently proposed for election to the board do not meet that criteria).

iii.	Board Independence. We will vote on a case-by-case basis with respect to non-independent members of the board who are up for re-election and the chair of the board’s nominating committee if the board is not comprised of a majority of independent directors. This also applies to situations where board independence is not in line with local market regulations or best practices.

iv.	Director Independence. We will vote on a case-by-case basis with respect to an independent member of the board whose independence is not in line with local best practices and market-specific governance frameworks (e.g., listing standards, governance codes, laws and regulations).

v.	Overboarding. We will vote on a case-by-case basis with respect to a member of the board who is up for re-election and sits on five or more unaffiliated public company boards.

c.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally, that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs b., c., and d. below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph c. above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B. Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors
1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses
1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses
1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.	We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph B.1. above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to eliminate dual-class structures, unless a company has a stated policy that stipulates that the dual class structure will be eliminated in a period not to exceed 5 years from its initial public offering.

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Shareholder Proposals to Limit Executive and Director Pay

a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

4.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

5.	Golden Coffins

a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

6.	Anti-Tax Gross-up Policy

a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

7.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

8.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

9.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

10.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

11.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

12.	Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

13.	Shareholder Proposals Regarding Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.

d.	We vote for shareholder proposals to put option repricing to a shareholder vote.

e.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

f.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

g.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

14.	Management Proposals on Executive Compensation

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1, 3, and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

15.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

a.	We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

a.	We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

a.	We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

a.	We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

a.	We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

a.	We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

a.	We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

a.	We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

a.	We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1.	Sustainability Reporting

a.	We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;

b.	We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.

2.	Diversity

a.	We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;

b.	We vote for proposals requesting comprehensive disclosure on board diversity;

c.	We vote for proposals requesting comprehensive disclosure on employee diversity;

d.	We vote for proposals requesting comprehensive reports on gender and racial pay disparity;

3.	Climate Risk Disclosure

a.	We vote for climate proposals that are not overly prescriptive seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;

b.	We vote for climate proposals that are not overly prescriptive requesting a report/disclosure of goals on GHG emissions reduction targets from company operations and/or products;

4.	Case-by-case E&S proposals (examples):

a.	Animal welfare policies;

b.	Human rights and related company policies;

c.	Talent acquisition and retention policies; we generally support proposals that enable a company to recruit, support and retain talent in a globally competitive world;

d.	Operations in high-risk or sensitive areas;

e.	Product integrity and marketing; and

f.	Proposals asking a company to conduct an independent racial equity and/or civil rights audit.

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that portfolio holdings that are registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Appendix A, A. through L.

The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge’s Proxy Committee in its sole discretion.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

Patrick McElroy Clearbridge One Madison Avenue New York, NY 10010	Since 2023	Co-portfolio manager of the fund; Mr. McElroy is a Director and a Portfolio Manager of ClearBridge. Mr. McElroy joined the subadviser in 2007 and was previously a Convertible Securities Research Analyst for Palisade Capital Management, a Convertible Securities and Equities Research Analyst at Jefferies & Co., a Research Associate for Fixed Income at Standard & Poor’s and prior to that, worked in Fixed Income Division Sales at Donaldson, Lufkin and Jenrette Securities. He has 33 years of investment industry experience.

Peter Vanderlee Clearbridge One Madison Avenue New York, NY 10010	Since 2011

Co-portfolio manager of the fund; Managing Director and Portfolio Manager with ClearBridge Advisors. Mr. Vanderlee has 25 years of investment management experience and thirteen years of related investment experience.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of November 30, 2025.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Peter Vanderlee	Other Registered Investment Companies	2	$800 million	None	None
	Other Pooled Vehicles	3	$1.60 billion	None	None
	Other Accounts	1,424	$500 million	None	None
Patrick McElroy	Other Registered Investment Companies	2	$800 million	None	None
	Other Pooled Vehicles	3	$1.60 billion	None	None
	Other Accounts	1,509	$550 million	None	None

(a)(3): Portfolio Manager Compensation (As of November 30, 2025):

Conflicts of Interest

In this subsection and the next subsection titled “Portfolio Manager Compensation Structure”, “Subadviser” refers to ClearBridge Investments, LLC.

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

The Subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Subadviser and the individuals that each employs. For example, the Subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Subadviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The Subadviser has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the Subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the Subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.

The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Portfolio Manager Compensation Structure

The Subadviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. The Subadviser’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•	The Subadviser’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into the Subadviser’s managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new product and one-third can be elected to track the performance of one or more of the Subadviser’s managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed products. For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of Subadviser’s managed funds, while one-third tracks the performance of the new product composite. The Subadviser then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in the shares subject to vesting requirements.

•	Franklin Resources Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by the Subadviser’s Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the Fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with the Subadviser’s investment philosophy and the Investment Committee/CIO approach to generation of alpha.

•  Overall firm profitability and performance.

•  Amount and nature of assets managed by the portfolio manager.

•  Contributions for asset retention, gathering and client satisfaction.

•  Contribution to mentoring, coaching and/or supervising.

•	Contribution and communication of investment ideas in the Subadviser’s Investment Committee meetings and on a day to day basis.

•  Market compensation survey research by independent third parties.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of November 30, 2025.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Peter Vanderlee	D
Patrick McElroy	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

ClearBridge Energy Midstream Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 27, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 27, 2026